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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                     ----------------------------------

                                  FORM 8-K

                               CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934



     Date of Report (Date of earliest event reported): December 16, 2004



                           ZOLTEK COMPANIES, INC.
           (Exact name of registrant as specified in its charter)


   MISSOURI                        0-20600                     43-1311101
(State or other               (Commission File              (I.R.S. Employer
jurisdiction of                    Number)                   Identification
 organization)                                                  Number)

3101 MCKELVEY ROAD
ST. LOUIS, MISSOURI                                              63044
(Address of principal executive offices)                       (Zip Code)


                               (314) 291-5110
            (Registrant's telephone number, including area code)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

    / / Written communications pursuant to Rule 425 under the Securities Act. / / Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
    / / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.
    / / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.



ITEM 7.01         REGULATION FD DISCLOSURE.

                  On December 16, 2004, Zoltek Companies, Inc. (the "Company") issued a press release announcing the entry into a commercial carbon fiber supply agreement with Vestas Wind Systems AS of Denmark pursuant to which the Company will supply carbon fiber and carbon fiber materials for the manufacture of rotor blades for wind turbine generators. A copy of the press release is attached hereto and incorporated herein as
Exhibit 99. This Form 8-K, including Exhibit 99 attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

ITEM  9.01        FINANCIAL STATEMENTS AND EXHIBITS.

                  (c) The following exhibit is filed as part of this report:

                  Exhibit Number                   Description
                  --------------                   -----------

                        99 Press Release issued by the Company on December 16, 2004.

                                  *   *   *



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                                 SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 20, 2004

                                         ZOLTEK COMPANIES, INC.



                                         By   /s/ KEVIN SCHOTT
                                            --------------------------------
                                             Kevin Schott
                                             Chief Financial Officer




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                                EXHIBIT INDEX

Exhibit
 Number                                         Description
 ------                                         -----------

   99                                Press Release, dated December 16, 2004.





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